                        SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C. 20549



                                     FORM 8-K


                                  CURRENT REPORT




 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) Report Filed Under Item 5
                                                 _________________________


                            MERIDIAN DIAGNOSTICS, INC.
              ______________________________________________________
              (Exact name of registrant as specified in its charter)

          Ohio                          0-14902                31-0888197
___________________________________________________________________________
 (State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)     Identification No.)

3471 River Hills Drive, Cincinnati, Ohio                       45244
___________________________________________________________________________
(Address of principal executive offices)                  Zip Code


Registrant's telephone number, including area code       (513) 271-3700
                                                      _____________________


___________________________________________________________________________
          (Former name or former address, if changed since last report.)



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Item 5.     Other Events.
            ____________

            This Form 8-K is filed for the purpose of supplying the press release issued by Meridian Diagnostics, Inc. on October 10, 1995.


                                 INDEX TO EXHIBITS
                            MERIDIAN DIAGNOSTICS, INC.


Number                              Exhibit Description
______                              ___________________

  99                                Press Release



                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MERIDIAN DIAGNOSTICS, INC.



Date:  October 10, 1995             BY:   /s/John A. Kraeutler
                                         ________________________
                                           John A. Kraeutler
                                           President and Chief
                                            Operating Officer